UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): August 10, 2006
Florida Public Utilities Company
(Exact Name of Registrant as Specified in Charter)

Florida	001-10608	59-0539080

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
401 South Dixie Highway, West Palm Beach, Florida 33401
(Address of Principal Executive Offices and Zip Code)
(561) 832-0872
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On August 10, 2006, Florida Public Utilities Company (the “Company”) issued a press release reporting financial results of the Company for the quarter ended June 30, 2006. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1	Press release of the Company issued August 10, 2006 reporting financial results for the quarter ended June 30, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida Public Utilities Company (Registrant)
Date: August 11, 2006	By:	/s/ George M. Bachman
		Name:	George M. Bachman
		Title:	CFO, Treasurer & Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release issued August 10, 2006.